SUPPLEMENT DATED FEBRUARY 21, 2014

FIRST INVESTORS INCOME AND EQUITY FUNDS PROSPECTUS
DATED JANUARY 31, 2014

1.	In the Summary Section for the Total Return Fund, under the heading “Principal Investment Strategies” on page 36, the following disclosure is added at the end of the fourth paragraph:

The Fund may also invest in U.S. Treasury futures and options on U.S. Treasury futures to hedge against changes in interest rates.

2.	In the Summary Section for the Total Return Fund, under the heading “Principal Risks” on page 37, the following disclosure is added before the heading “Security Selection Risk”:

Derivatives Risk.  Investments in U.S. Treasury futures and options on U.S. Treasury futures to hedge against changes in interest rates involve risks, such as potential losses if interest rates do not move as expected and the potential for greater losses than if these techniques had not been used.  Investments in derivatives can increase the volatility of the Fund’s share price and may expose the Fund to significant additional costs.  Derivatives may be difficult to sell, unwind, or value.

3.
In “The Funds In Greater Detail” section for the Total Return Fund, under the heading “Principal Investment Strategies” on page 105, the following disclosure is added at the end of the third paragraph:

The Fund may also invest in U.S. Treasury futures and options on U.S. Treasury futures to hedge against changes in interest rates.

4.	In “The Funds In Greater Detail” section for the Total Return Fund, under the heading “Principal Risks”, the following disclosure is added on page 107 before the heading “Security Selection Risk”:

Derivatives Risk.  Investments in U.S. Treasury futures and options on U.S. Treasury futures to hedge against changes in interest rates involve risks, such as potential losses if interest rates do not move as expected and the potential for greater losses than if these techniques had not been used.  The use of derivatives for hedging purposes may limit any potential gain that might result from an increase in the value of the hedged position.  These investments can also increase the volatility of the Fund’s share price and may expose the Fund to significant additional costs.  Moreover, derivatives may be difficult or impossible to sell, unwind, or value due to the lack of a secondary trading market.

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Please retain this Supplement for future reference.

IEP0214

SUPPLEMENT DATED FEBRUARY 21, 2014

FIRST INVESTORS EQUITY FUNDS STATEMENT OF ADDITIONAL INFORMATION
DATED JANUARY 31, 2014

1.
In SAI Part-I under Appendix A - “Investment Strategies Used By The First Investors Equity Funds”, the investment checklist for the Total Return Fund on page I-A-2 is amended by removing the dashes (-) and inserting checkmarks (✓) to the investment strategies for “Derivatives”, “Options” and “Futures”.

2.	In SAI Part-I under Appendix B - “Investment Policies of the First Investors Equity Funds”, the following disclosure is added on page I-B-2 under the heading “Non-Fundamental Policies”:

(2)
The Fund will not invest more than 20% of its net assets in derivatives in the aggregate. For purposes of calculating this 20% limitation, the Fund will use the market value of a derivative instrument.

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Please retain this Supplement for future reference.

EFSAI0214